Putnam Sustainable Future Fund
The fund's portfolio
1/31/21 (Unaudited)

COMMON STOCKS (95.1%)(a)
	Shares	Value
Banks (2.1%)
First Republic Bank	84,519	$12,254,410

		12,254,410
Biotechnology (4.1%)
Exact Sciences Corp.(NON)	34,600	4,745,736
Regeneron Pharmaceuticals, Inc.(NON)	13,300	6,701,072
Seagen, Inc.(NON)	44,800	7,359,296
Vertex Pharmaceuticals, Inc.(NON)	19,400	4,444,152

		23,250,256
Building products (1.6%)
AZEK Co., Inc. (The)(NON)	108,817	4,340,710
Trex Co., Inc.(NON)(S)	50,400	4,625,208

		8,965,918
Capital markets (1.7%)
MSCI, Inc.	25,100	9,922,030

		9,922,030
Chemicals (4.6%)
Ecolab, Inc.	28,700	5,869,437
Ingevity Corp.(NON)	78,500	5,156,665
Koninklijke DSM NV (Netherlands)	52,984	9,252,672
Novozymes A/S Class B (Denmark)	97,938	5,883,628

		26,162,402
Commercial services and supplies (2.2%)
Herman Miller, Inc.	202,700	6,942,475
Interface, Inc.	578,317	5,806,303

		12,748,778
Containers and packaging (1.8%)
Ball Corp.	119,700	10,535,994

		10,535,994
Diversified consumer services (2.2%)
Chegg, Inc.(NON)	78,400	7,468,384
WW International, Inc.(NON)(S)	198,500	5,272,160

		12,740,544
Diversified financial services (2.2%)
Climate Change Crisis Real Impact I Acquisition Corp. (acquired 1/22/21, cost $2,944,000) (Private)(RES)(PIPE)(NON)(F)	294,400	5,537,664
Eurazeo SA (France)(NON)	102,395	7,173,173

		12,710,837
Diversified telecommunication services (0.8%)
Liberty Global PLC Class C (United Kingdom)(NON)	197,400	4,769,184

		4,769,184
Electric utilities (1.5%)
NextEra Energy, Inc.	109,600	8,863,352

		8,863,352
Electrical equipment (2.4%)
Array Technologies, Inc.(NON)	116,499	4,748,499
Shoals Technologies Group, Inc. Class A(NON)	95,852	3,252,258
Sunrun, Inc.(NON)	85,357	5,912,679

		13,913,436
Electronic equipment, instruments, and components (2.4%)
Itron, Inc.(NON)	55,700	4,791,314
Trimble Inc.(NON)	134,100	8,838,531

		13,629,845
Food products (3.1%)
Laird Superfood, Inc.(NON)(S)	64,636	2,801,324
McCormick & Co., Inc. (non-voting shares)	95,600	8,560,024
Nomad Foods, Ltd. (United Kingdom)(NON)	262,300	6,583,730

		17,945,078
Health-care equipment and supplies (14.4%)
Cooper Cos., Inc. (The)	26,000	9,465,040
Danaher Corp.	78,000	18,551,521
DexCom, Inc.(NON)	15,500	5,810,175
Edwards Lifesciences Corp.(NON)	114,800	9,480,184
Hologic, Inc.(NON)	147,100	11,728,283
IDEXX Laboratories, Inc.(NON)	12,400	5,935,632
Insulet Corp.(NON)	19,400	5,183,292
Mesa Laboratories, Inc.(S)	24,531	6,798,521
Nevro Corp.(NON)(S)	32,000	5,177,280
ResMed, Inc.	24,800	4,998,936

		83,128,864
Health-care providers and services (1.3%)
HealthEquity, Inc.(NON)	90,550	7,565,453

		7,565,453
Health-care technology (1.7%)
Teladoc Health, Inc.(NON)(S)	37,274	9,833,999

		9,833,999
Hotels, restaurants, and leisure (3.2%)
Chipotle Mexican Grill, Inc.(NON)	8,800	13,024,000
Vail Resorts, Inc.	19,600	5,212,816

		18,236,816
Interactive media and services (1.0%)
Pinterest, Inc. Class A(NON)	83,437	5,716,269

		5,716,269
Internet and direct marketing retail (1.5%)
Etsy, Inc.(NON)	25,300	5,036,977
Stitch Fix, Inc. Class A(NON)	36,400	3,474,016

		8,510,993
IT Services (3.2%)
GoDaddy, Inc. Class A(NON)	114,500	8,997,410
Mastercard, Inc. Class A	24,900	7,875,621
Snowflake, Inc. Class A(NON)(S)	5,307	1,445,892

		18,318,923
Life sciences tools and services (4.0%)
Bio-Rad Laboratories, Inc. Class A(NON)	17,200	9,868,844
Thermo Fisher Scientific, Inc.	25,800	13,150,260

		23,019,104
Mortgage real estate investment trusts (REITs) (1.2%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(R)(S)	116,300	6,879,145

		6,879,145
Multiline retail (1.2%)
Dollar General Corp.	34,700	6,752,967

		6,752,967
Pharmaceuticals (0.8%)
Zoetis, Inc.	29,900	4,612,075

		4,612,075
Road and rail (0.4%)
Lyft, Inc. Class A(NON)(S)	45,800	2,036,268

		2,036,268
Semiconductors and semiconductor equipment (7.1%)
Applied Materials, Inc.	134,400	12,993,792
ASML Holding NV (Netherlands)	18,600	9,935,376
Cree, Inc.(NON)(S)	32,500	3,285,100
First Solar Inc.(NON)	34,295	3,400,349
NXP Semiconductors NV	48,300	7,750,701
ON Semiconductor Corp.(NON)	94,200	3,248,958

		40,614,276
Software (18.4%)
Adobe, Inc.(NON)	33,200	15,231,164
Crowdstrike Holdings, Inc. Class A(NON)	62,600	13,509,080
DocuSign, Inc.(NON)	48,300	11,248,587
Dynatrace, Inc.(NON)	236,827	9,830,689
Elastic NV(NON)	30,000	4,558,800
Everbridge, Inc.(NON)(S)	69,243	9,204,472
Lightspeed POS, Inc. (Canada)(NON)	112,900	7,339,493
Nuance Communications, Inc.(NON)	66,600	3,032,964
RingCentral, Inc. Class A(NON)	31,101	11,598,185
Talend SA ADR(NON)	205,200	8,975,448
Verra Mobility Corp.(NON)	413,400	5,291,520
Vertex, Inc. Class A(NON)(S)	167,524	5,503,163

		105,323,565
Textiles, apparel, and luxury goods (1.6%)
lululemon athletica, Inc. (Canada)(NON)	28,045	9,217,831

		9,217,831
Trading companies and distributors (1.4%)
United Rentals, Inc.(NON)	32,100	7,800,621

		7,800,621

Total common stocks (cost $329,892,512)		$545,979,233

CONVERTIBLE PREFERRED STOCKS (1.1%)(a)
	Shares	Value
Fortive Corp. Ser. A, 5.00% cv. pfd.	6,794	$6,534,376

Total convertible preferred stocks (cost $5,146,248)		$6,534,376

SHORT-TERM INVESTMENTS (13.4%)(a)
	Shares	Value
Putnam Cash Collateral Pool, LLC 0.15%(AFF)	46,025,581	$46,025,581
Putnam Short Term Investment Fund Class P 0.13%(AFF)	30,637,459	30,637,459

Total short-term investments (cost $76,663,040)		$76,663,040
TOTAL INVESTMENTS

Total investments (cost $411,701,800)		$629,176,649

	FORWARD CURRENCY CONTRACTS at 1/31/21 (aggregate face value $10,565,206) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Euro	Sell	3/17/21	$4,182,973	$4,194,160	$11,187
	Barclays Bank PLC
		British Pound	Sell	3/17/21	2,165,066	2,131,168	(33,898)
	HSBC Bank USA, National Association
		British Pound	Sell	3/17/21	1,227,803	1,207,318	(20,485)
	JPMorgan Chase Bank N.A.
		Euro	Sell	3/17/21	1,203,534	1,206,530	2,996
	State Street Bank and Trust Co.
		Euro	Sell	3/17/21	1,080,120	1,079,342	(778)
	UBS AG
		Euro	Sell	3/17/21	744,738	746,688	1,950

	Unrealized appreciation						16,133

	Unrealized (depreciation)						(55,161)

	Total						$(39,028)
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2020 through January 31, 2021 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $573,862,566.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $5,537,664, or 1.0% of net assets.
(PIPE)	Represents the asset to be received in a private investment in public entity (PIPE) commitment, with a related cost of $2,944,000.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 4/30/20	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 1/31/21
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$42,887,835	$278,751,446	$275,613,700	$78,415	$46,025,581
	Putnam Short Term Investment Fund**	16,143,591	117,746,426	103,252,558	40,982	30,637,459

	Total Short-term investments	$59,031,426	$396,497,872	$378,866,258	$119,397	$76,663,040
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $46,025,581, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $44,470,712.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $3,007,917 to cover certain derivative contracts and the settlement of certain securities.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $55,161 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$10,485,453	$—	$—
Consumer discretionary	55,459,151	—	—
Consumer staples	17,945,078	—	—
Financials	29,055,585	12,710,837	—
Health care	151,409,751	—	—
Industrials	45,465,021	—	—
Information technology	177,886,609	—	—
Materials	21,562,096	15,136,300	—
Utilities	8,863,352	—	—

Total common stocks	518,132,096	27,847,137	—
Convertible preferred stocks	—	6,534,376	—
Short-term investments	—	76,663,040	—

Totals by level	$518,132,096	$111,044,553	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(39,028)	$—

Totals by level	$—	$(39,028)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$11,300,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com